SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 April 30, 2003





                               AMEREN CORPORATION
             (Exact name of registrant as specified in its charter)




          Missouri                     1-14756                   43-1723446
(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)




                 1901 Chouteau Avenue, St. Louis, Missouri 63103
              (Address of principal executive offices and Zip Code)






       Registrant's telephone number, including area code: (314) 621-3222

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits.

               99.1 Press release regarding earnings for the quarterly period ended March 31, 2003, issued on April 30, 2003 by Ameren Corporation (the Registrant).


ITEM 9. REGULATION FD DISCLOSURE.

          On April 30, 2003, the Registrant issued a press release announcing its earnings for the quarterly period ended March 31, 2003. The press release is attached as Exhibit 99.1 and is incorporated herein by reference. This information is being provided pursuant to Items 9 and 12 of the Current Report on Form 8-K.


                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           AMEREN CORPORATION
                                              (Registrant)



                                           By        /s/ Martin J. Lyons
                                             -----------------------------------
                                           Name:         Martin J. Lyons
                                           Title: Vice President and Controller
                                                  (Principal Accounting Officer)


Date:  April 30, 2003




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



                                  Exhibit Index
                                  -------------


Exhibit No.                        Description
-----------                        -----------

   99.1        -    Press release  regarding  earnings for the quarterly  period ended  March 31,  2003,  issued on April 30,  2003 by Ameren
                    Corporation.


















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